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                                 LOAN AGREEMENT

                                     between

                              3-D GEOPHYSICAL, INC.

                                       and

                      FIRST INTERSTATE BANK OF TEXAS, N.A.


                            Dated as of May 29, 1996














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



                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT, dated as of May 29, 1996, is between 3-D GEOPHYSICAL, INC., a Delaware corporation (together with its successors and permitted assigns, the "Borrower"), and FIRST INTERSTATE BANK OF TEXAS, N.A., a national banking association (together with its successors and permitted assigns, the "Lender").

                                R E C I T A L S:

         A. The Borrower has requested the Lender to extend credit to the Borrower in the form of (i) a revolving credit facility not to exceed $3,000,000 (the "Revolving Credit Loan") outstanding at any time and (ii) a term loan in the principal amount of $15,000,000 (the "Term Loan").

         B. The proceeds of the Revolving Credit Loan will be utilized to finance Borrower's working capital. The proceeds of the Term Loan will be utilized to (i) finance a portion of the cost of purchasing Equipment consisting of a new seismic data acquisition system, (ii) refinance certain of Borrower's existing debt and (iii) finance up to 85% of the purchase price of additional purchases of new Equipment.

         C. The Lender is willing to make such extensions of credit to the Borrower upon the terms and conditions hereinafter set forth.

          NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.1 Definitions. All capitalized terms used in this Agreement shall have the meanings set forth on Appendix A attached hereto and incorporated herein for all purposes.

         Section 1.2 Other Definitional Provisions. All definitions contained in Appendix A are equally applicable to the singular and plural forms of the terms defined. The words "hereof', "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC

                                   ARTICLE II

                              Revolving Credit Loan

         Section 2.1 Revolving Credit Commitment. Subject to the terms and conditions of this Agreement, the Lender agrees to make one or more Revolving Credit Advances to the Borrower from time to time from the date hereof to and including the Revolving Credit Termination Date, provided that the aggregate amount of all Revolving Credit Advances at any time outstanding shall not exceed the lesser of (a) the Borrowing Base or (b) the amount of the Revolving Credit Commitment. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, repay, and reborrow hereunder.

         Section 2.2 Revolving Credit Note. The obligation of the Borrower to repay Revolving Credit Advances shall be evidenced by the Revolving Credit Note executed by the Borrower, payable to the order of the Lender, in the principal amount of the Commitment as originally in effect, and dated the date hereof.

         Section 2.3 Repayment of Revolving Credit Loan. The Borrower shall repay the outstanding principal amount of the Revolving Credit Commitment (i.e., all Revolving Credit Advances) on the Revolving Credit Termination Date.

         Section 2.4 Interest. Revolving Credit Advances shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, or (b) the sum of the Applicable Rate in effect from day to day. If at any time the rate of interest specified in clause (b) above shall exceed the Maximum Rate, thereby causing the interest accruing on Revolving Credit Advances to be limited to the Maximum Rate, then any subsequent reduction in the Base Rate shall not reduce the rate of interest on Revolving Credit Advances below the Maximum Rate until the aggregate amount of interest accrued on Revolving Credit Advances equals the aggregate amount of ' interest which would have accrued on the Revolving Credit Loan if the interest rate specified in clause (b) above had at all times been in effect, Accrued and unpaid interest on the Revolving Credit Loan shall be due and payable on each Monthly Payment Date and on the Revolving Credit Termination Date.

         Section 2.5 Borrowing Procedure. The Borrower shall give the Lender at least three Business Days prior notice of each Revolving Credit Advance under the Revolving Credit Loan by means of a Revolving Credit Advance Request Form containing the information required therein. The Lender at its option may from time to time accept telephonic requests for Revolving Credit Advances, provided that such acceptance shall not constitute a waiver of the Lender's right to require delivery of a Revolving Credit Advance Request Form in connection with subsequent Advances. Any telephonic request for a Revolving Credit Advance shall be promptly confirmed by submission of a properly completed Revolving Credit Advance Request Form to the Lender. Subject to the terms and conditions of this Agreement, each Revolving Credit Advance under the Revolving Credit Loan shall be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower maintained with the Lender at the Principal Office designated by the Borrower.

         Section 2.6 Use of Proceeds. The proceeds of the Revolving Credit Advances shall be used by the Borrower for working capital in the ordinary course of business.

         Section 2.7 Borrowing Base; Mandatory Prepayments. If at any time the outstanding principal amount of the Revolving Credit Loan exceeds the Borrowing Base, the Borrower shall promptly, and in any event, within five days of learning of the same, prepay the Revolving Credit Loan by an amount equal to such excess plus accrued and unpaid interest on the amount so prepaid.

         Section 2.8 Revolving Credit Commitment Fee. (a) The Borrower agrees to pay to the Lender a commitment fee on the date of the first Advance under this Agreement in the amount of $15,000. (b) In addition, the Borrower agrees to pay to the Lender, from time to time, a commitment fee on the daily average unused amount of the Revolving Credit Commitment for the period from and including the date the requirement set forth in Section 6.2(a) of this Agreement is satisfied to and including the Revolving Credit Termination Date, at the rate of 0.50% per annum based on a 365 day year and the actual number of days elapsed. Accrued commitment fee shall be payable in arrears on each Quarterly Payment Date and on the Revolving Credit Termination Date.

         Section 2.9 Reduction or Termination of Revolving Credit Commitment. The Borrower shall have the right to terminate in whole or reduce in part the unused portion of the Revolving Credit Commitment upon at least three Business Days' prior notice (which notice shall be irrevocable) to the Lender specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction, provided that each partial reduction shall be in the amount of $100,000 or an integral multiple thereof and the Borrower shall simultaneously prepay the amount by which the unpaid principal amount of the Revolving Credit Advances exceeds the Revolving Credit Commitment (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Revolving Credit Commitment may not be reinstated after it has been terminated or reduced.

                                   ARTICLE III

                                    Term Loan

         Section 3.1 Term Loan Commitment. Subject to the terms and conditions of this Agreement, the Lender agrees to make the Term Loan to the Borrower in a principal amount up to but not exceeding the amount of the Term Loan Commitment in (i) an initial Term Loan Advance in the amount of at least $12,051,311.20 and
(ii) an additional Term Loan Advance in an amount not to exceed the then remaining undrawn Term Loan Commitment on or before the Tenn Loan Termination Date.

         Section 3.2 The Term Note. The obligation of the Borrower to repay the Term Loan and accrued interest thereon shall be evidenced by the Term Note executed by the Borrower, payable to the order of the Lender, in the principal amount of the Term Loan Commitment, and dated the date hereof.

         Section 3.3 Repayment of Term Loan. The Borrower shall repay the unpaid principal amount of, and all accrued but unpaid interest on, the Term Loan in accordance with the Term Note.

         Section 3.4 Interest. The unpaid principal amount of the Term Loan shall bear interest prior to maturity or Default at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate in effect from day to day. If at any time the rate of interest specified in clause (b) above shall exceed the Maximum Rate, thereby causing the interest accruing on the Term Loan to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest on the Term Loan below the Maximum Rate until the aggregate amount of interest accrued on the Term Loan equals the aggregate amount of interest which would have accrued on the Term Loan if the interest rate specified in clause (b) above had at all times been in effect.

         Section 3.5 Borrowing Procedure, Etc. The Borrower shall give the Lender at least three Business Days prior notice of the Term Loan Advance under the Term Loan by means of a Term Loan Advance Request Form containing the information required therein. Subject to the terms and conditions of this Agreement, each Term Loan Advance under the Term Loan shall be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower maintained with the Lender at the Principal Office designated by the Borrower. The second Term Loan Advance shall not be in an amount greater than 85% of the purchase price of Equipment being acquired with the proceeds thereof.

         Section 3.6 Facility Fee. In consideration for making the Term Loan available to Borrower, Borrower shall pay to Lender as a facility fee $75,000 upon the execution of this Agreement.

         Section 3.7 Use of Proceeds. The proceeds of the Term Loan shall be used by the Borrower to (i) finance a portion of the cost of purchasing Equipment consisting of a new seismic data acquisition system, (ii) refinance certain of Borrower's existing debt identified to Lender, and (iii) finance up to 85% of the purchase price of additional purchases of new Equipment.

         Section 3.8 Mandatory Prepayment. On each Quarterly Payment Date (beginning November 30, 1996), the Borrower shall prepay the Term Loan in an amount equal to 50 percent of the Excess Cash Flow for the immediately preceding calendar quarter: All mandatory prepayments shall be applied to the outstanding principal of the Term Loan in inverse order of maturity.

         Section 3.9 Voluntary Prepayment and Repayment. The Borrower may, on at least two Business Days prior notice to the Lender, prepay the Term Loan in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid, provided that each partial prepayment under the Term Note shall be in the principal amount of at least $100,000. With respect to the Term Note, all prepayments shall be applied to the outstanding principal of the Term Loan in inverse order of maturity.

                                   ARTICLE IV

                                    Payments

         Section 4.1 Method of Payment. All payments of principal, interest, and other amounts to be made by the Borrower under this Agreement and the other Loan Documents shall be made to the Lender at the Principal Office in Dollars and immediately available funds, without setoff, deduction, or counterclaim, not later than 11:00 A.M., Houston, Texas time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Subject to the provisions of the Lockbox Agreement, the Borrower shall, at the time of making each such payment, specify to the Lender the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, but subject to the Lockbox Agreement, the Lender may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion). Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

         Section 4.2 Computation of Interest. Interest on all amounts payable by the Borrower hereunder shall be computed on the basis of a year of 365 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

         Section 4.3 Interest at Default Rate. Notwithstanding any provision herein, Advances and (to the fullest extent permitted by law) any other amount payable by the Borrower under this Agreement or any other Loan Document that are not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

         Section 4.4 Capital Adequacy. If after the date hereof, the Lender shall have determined that the adoption or implementation of any applicable law, rule, or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by the Lender (or its parent) with any guideline, request, or directive regarding capital adequacy (whether or not having the force of law) of any such central bank or other Governmental Authority applicable generally to Banks of Lender's (or its parent's) size, has or would have the effect of reducing the rate of return on the Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which the Lender (or its parent) could have achieved but for such adoption, implementation, change, or compliance (taking into consideration the Lender's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, within 10 Business Days after demand by the Lender, the Borrower shall pay to the Lender (or its parent) such additional amount or amounts as will compensate the Lender for such reduction. A certificate of the Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, the Lender may use any reasonable averaging and attribution methods.

         Section 4.5 Annual Agent Fee. Beginning on May 31, 1997, the Borrower shall pay to the Lender on May 31 of each year during the term of this Agreement an annual agent's fee of $15,000 to compensate the Lender for its efforts in managing participations in Loans, disseminating information, and providing other services related thereto.

                                    ARTICLE V

                                    Security

         Section 5.1 Collateral. To secure full and complete payment and performance of the Obligations, the Borrower shall execute and deliver, and shall cause each Subsidiary to execute and deliver, a Security Agreement and other documents described below covering the property and collateral described in this Section (which, together with any other property and collateral which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "Collateral"):

                  All  of  its   accounts,   accounts   receivable,   equipment,
         machinery, fixtures, inventory, goods, chattel paper, documents, instruments, investment property, general intangibles, and other personal property, whether now owned or hereafter acquired, and all products and proceeds thereof.

The Borrower shall execute and cause to be executed such further documents and instruments, including, without limitation, Uniform Commercial Code financing statements, as the Lender, in its sole discretion, deems necessary or desirable to create, evidence, preserve, and perfect its liens and security interests in the Collateral.

         Section 5.2 Guaranties. Each Guarantor shall guarantee Obligations pursuant to a Guaranty.

         Section  5.3  Additional   Support.   Manufacturer  shall  provide  the
Remarketing and Support Agreement.

         Section 5.4 Setoff. If an Event of Default shall have occurred and be continuing, the Lender shall have the right to set off and apply against the Obligations in such manner as the Lender may determine, at any time and without notice to the Borrower or any Subsidiary, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Lender to the Borrower or any Subsidiary whether or not the Obligations are then due. As further security for the Obligations, the Borrower hereby grants to the Lender a security interest in all money, instruments, and other property of the Borrower now or hereafter held by the Lender, including, without limitation, property held in safekeeping. In addition to the Lender's right of setoff and as further security for the Obligations, the Borrower hereby grants to the Lender a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of the Borrower now or hereafter on deposit with or held by the Lender and all other sums at any time credited by or owing from the Lender to the Borrower. The rights and remedies of the Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Lender may have.

                                   ARTICLE VI

                              Conditions Precedent

         Section 6.1 Initial Term Loan Advance. The obligation of the Lender to make an initial Term Loan Advance is subject to the condition precedent that the Lender shall have received on or before the day of such Advance all of the following, each dated (unless otherwise indicated) the date hereof, in form and substance satisfactory to the Lender:

                  (a) Resolutions. Resolutions of the Board of Directors of each of the Borrower, the Manufacturer, and the Guarantors certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance of the Loan Documents to which it is or is to be a party (each of Manufacturer's and each Guarantor's certificate to be dated the date of the initial Advance) or equivalent documents under the laws of the Republic of Mexico);

                  (b) Incumbency Certificate. A certificate of incumbency of each of the Borrower, the Manufacturer, and the Guarantors certified by the Secretary or an Assistant Secretary of such Person certifying the names of the officers of such Person authorized to sign each of the Loan Documents to which it is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers (each of Manufacturer's and each Guarantor's certification to be dated the date of the initial Advance) or equivalent documents under the laws of the Republic of Mexico);

                  (c) Articles of Incorporation. The articles of incorporation of each of the Borrower, Manufacturer, and each Guarantor certified by the appropriate public official of the jurisdiction of incorporation of such Person and dated within 10 days prior to the date of the initial Advance or equivalent documents under the laws of the Republic of Mexico;

                  (d) Bylaws. The bylaws of each of the Borrower, Manufacturer, and each Guarantor certified by the Secretary or an Assistant Secretary of such Person (each of Manufacturer's and each Guarantor's certification to be dated the date of the initial Advance or equivalent documents under the laws of the Republic of Mexico);

                  (e) Governmental Certificates. Certificates of the appropriate government officials of each of the Borrower's, Manufacturer's, and each Guarantor's jurisdiction of incorporation as to the existence and good standing of such Person, each dated within 10 days prior to the date of the initial Advance or equivalent documents under the laws of the Republic of Mexico;

                  (f) Term Note. The Term Note executed by the Borrower;

                  (g) Security Agreements. A Security Agreement executed by the Borrower and each Guarantor;

                  (h) Financing Statements; Etc. Uniform Commercial Code financing statements and all other appropriate documents necessary or advisable (including, as applicable, equivalent documents under the laws of the Republic of Mexico) to perfect the Lender's Lien on the Collateral executed by the Borrower and each Guarantor and covering such Collateral as the Lender may request;

                  (i) Guaranty. A Guaranty executed by each of the Guarantors;

                  (j)   Remarketing   and  Support   Agreement.   Manufacturer's
         Remarketing and Support Agreement executed by the Manufacturer;

                  (k) Representations and Warranties Certificate. The Representations and Warranties Certificates each executed by an authorized officer of the Borrower, the Manufacturer, and each Guarantor and the other Persons party thereto;

                  (l) Lockbox Agreement. The Lockbox Agreement executed by the Borrower, the Manufacturer and the Guarantors;

                  (m) Insurance Policies. Binders of all insurance policies required by Section 7.5, naming Lender as loss payee with respect to all insurance policies covering Collateral and providing such insurance will not be cancelled without 30 days' prior written notice to Lender, and as soon as available, copies of such policies, together with loss payable endorsements in favor of the Lender with respect to insurance covering Collateral and naming Lender as an additional insured with respect to comprehensive general liability insurance, and endorsements providing for no cancellation without 30 days' prior written notice to Lender;

                  (n) UCC Search, Etc. The results of a Uniform Commercial Code search and other appropriate searches showing all financing statements and other documents or instruments on file against the Borrower and its Subsidiaries in the offices of the Secretary of State of Texas, the Secretary of State of Colorado and other jurisdictions in which any of them do business, such searches to be as of a date no more than 10 days prior to the date of the initial Advance;

                  (o) Opinion of Counsel. Favorable opinion of Rothgerber, Appel, Powers & Johnson LLP and Webb & Lautherbach, P.C., legal counsel to the Borrower and its Subsidiaries, as to such matters as the Lender or its counsel may reasonably request;

                  (p) Opinion of Counsel of Manufacturer. A favorable opinion of Haynes & Boone, L.L.P., legal counsel to the Manufacturer, as to such matters as the Lender may reasonably request;

                  (q) Facility Fee. Evidence that the Borrower has paid the facility fee payable to Lender under Section 3.5;

                  (r) Accounts. Evidence that the Lockbox Account and related reserve accounts have been established;

                  (s) Participants. Receipt of participation agreements from financial institutions acceptable to the Lender in respect of 27.78% of the Revolving Credit Commitment and the 27.78% Term Loan Commitment;

                  (t) Review of Certain Contracts. Review and approval by the Lender of the Borrower's or a Guarantor's contract with British Petroleum relating to seismic surveys to be performed on the North Slope of Alaska;

                  (u) Attorneys' Fees and Expenses. Evidence that the costs and expenses (including reasonable attorneys' fees) referred to in Section 11.1, to the extent incurred, shall have been paid in full;


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



                  (v) Vessel Charters and Leases. As soon as available, a copy of each charter relating to a Vessel on which all or any part of the Collateral is or will be located and each lease of real Property where Collateral is stored;

                  (w) Waivers. Receipt of landlord's, charterer's and other similar waivers of any Lien on the Collateral, the form and substance to be satisfactory to the Lender.

                  (x) All Advances. The obligation of the Lender to make any Advance (including the initial Advance) is subject to the following additional conditions precedent:

                  (y) Advance Request Form. The Lender shall have received, in accordance with Section 3.6, an Advance Request Form, dated the date of such Advance, executed by an authorized officer of the Borrower;

                  (z) No Default. No Default shall have occurred and be continuing, or would exist after giving effect to such Advance;

                  (aa) Additional Documentation. Such additional approvals, opinions, or documents as the Lender or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

         Section 6.2 Initial Revolving Credit Advance. The obligation of the Lender to make an initial Revolving Credit Advance is subject to the condition precedent that the Lender shall have received on or before the day of such Advance all of the following, each dated (unless otherwise indicated) the date hereof, in form and substance satisfactory to the Lender:

                  (a) Revolving Credit Note. The Revolving Credit Note executed by the Borrower;

                  (b) Collateral Audit. Evidence satisfactory to the Lender that its commercial finance department has completed a Collateral audit and issued a satisfactory rating;

                  (c) Other Requirements. All of the requirements for an Initial Term Loan Advance have been satisfied (including any not satisfied on the date of the Initial Term Advance);

                  (d) Commitment Fee. Evidence that the Borrower has paid the initial commitment fee payable to Lender under Section 2.8(b);

                  (e) Advance Request Form. The Lender shall have received, in accordance with Section 2.5, an Advance Request Form, dated the date of such Advance, executed by an authorized officer of the Borrower;

                  (f) No Default. No Default shall have occurred and be continuing, or would exist after giving effect to such Advance.

                  (g) Representations and Warranties. All of the representations and warranties contained in the Representation and Warranties Certificate and the other Loan Documents shall be true and correct on and as of the date of such Advance with the same force and effect as if such representations and warranties had been made on and as of such date.

                  (h) Additional Documentation. The Borrower shall have provided such additional approvals, opinions, or documents as the Lender or its legal counsel, Winstead Sechrest & Minick, P.C., may reasonably request.

         Section 6.3 Conditions to All Advances. The obligation of the Lender to make each Advance hereunder is subject to the additional condition precedent that:

                  (a) No Default. No Default shall have occurred and be continuing, or would exist after giving effect to such Advance.

                  (b) Advance Request Form. The Lender shall have received, in accordance with Section 2.5 or 3.6, as the case may be, an Advance Request Form, dated the date of such Advance, executed by an authorized officer of the Borrower;

                  (c) Representations and Warranties. All of the representations and warranties contained in the Representation and Warranties Certificate and the other Loan Documents shall be true and correct on and as of the date of such Advance with the same force and effect as if such representations and warranties had been made on and as of such date.

                  (d) Additional Documentation. The Borrower shall have provided such additional approvals, opinions, or documents as the Lender or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

                                   ARTICLE VII

                               Positive Covenants

         The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or the Lender has any Commitment hereunder, the Borrower will perform and observe the following positive covenants, unless the Lender shall otherwise consent in writing:

         Section 7.1 Reporting Requirements. The Borrower will furnish to the Lender and to the Manufacturer:

                  (a) Annual Financial Statements. As soon as available, and in any event within 120 days after the end of each fiscal year of the Borrower, beginning with the fiscal year ending December 31, 1996, (i) a copy of the annual audit report of the Borrower and the Subsidiaries for such fiscal year containing, on a consolidated and consolidating basis, balance sheets and statements of income, retained earnings, and cash flow as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by independent certified public accountants of recognized standing acceptable to the Lender, to the effect that such report has been prepared in accordance with GAAP; and (ii) a certificate of such independent certified public accountants to Lender (A) stating that to their knowledge no Default has occurred and is continuing, or if in their opinion a Default has occurred and is continuing, a statement as to the nature thereof, and (B) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith;

                  (b) Annual Report on Form 10-K. As soon as available, and in any event within 120 days after filing deadline therefor, a copy of the annual report of the Borrower on Form 10-K filed with the Securities and Exchange Commission or any successor agency, certified by the chief financial officer of Borrower to be a true and correct copy thereof;

                  (c) Monthly Financial Statements. As soon as available, and in any event within 45 days after the end of each calendar month of each fiscal year of the Borrower, a copy of an unaudited financial report of the Borrower as of the end of such month and for the portion of the fiscal year then ended, containing, on a consolidated and consolidating basis, balance sheets and statements of income, retained earnings, and cash flow, in each case after March 31, 1997 setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by the chief financial officer of the Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of the Borrower, on a consolidated and consolidating basis, at the date and for the periods indicated therein; provided, however, that until the Borrower is required to provide monthly in comparative form the figures set forth above, the Borrower shall provide the same on a quarterly basis (due 45 days after the end of each such quarter);

                  (d) Accounts Receivable and Accounts Payable Aging Reports. Concurrently with the delivery of the financial statements referred to in subsection 7.1(c), an accounts receivable and accounts payable aging report and a backlog listing;

                  (e) Certificate of No Default. Concurrently with the delivery of each of the financial statements referred to in subsections 7.1(a) and 7.1(c), a certificate of the chief executive or other responsible officer of the Borrower (i) stating that to the best of such officer's knowledge, no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (ii) showing in reasonable detail the calculations demonstrating compliance with
         Article IX;

                  (f) Annual Collateral Listing. Concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a listing of all of the Borrower's inventory and equipment Collateral and its location;

                  (g) Management Letters. Promptly upon receipt thereof, a copy of any management letter or written report submitted to the Borrower or any Subsidiary by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary;

                  (h) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting the Borrower or any Subsidiary which, if determined adversely to the Borrower or such Subsidiary, could have a Material Adverse Effect;

                  (i) Notice of Default. As soon as possible and in any event within five days after the occurrence of each Default, a written notice setting forth the details of such Default and the action that the Borrower has taken and proposes to take with respect thereto;

                  (j) ERISA Reports. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which the Borrower or any Subsidiary files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible and in any event within five days after the Borrower or any Subsidiary knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer of the Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action that the Borrower proposes to take with respect thereto;

                  (k) Notice of Material Adverse Change. As soon as possible and in any event within ten days after the occurrence thereof, written notice of any matter that could reasonably cause a Material Adverse Effect on the Borrower or any Subsidiary;

                  (l) Borrowing Base. As soon as available, and in any event within 15 days after the end of each calendar month, a Borrowing Base Report, certified by the chief financial officer of the Borrower;

                  (m) Proxy Statements, Etc. As soon as available, one copy of each financial statement, report notice or proxy statement sent by the Borrower or any Subsidiary to its stockholders generally and one copy of each regular, periodic or special report, registration statement, or prospectus filed by the Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency; and

                  (n) General Information. Promptly, such other information concerning the Borrower or any Subsidiary as the Lender may from time to time reasonably request.

         Section 7.2 Maintenance of Existence; Conduct of Business. The Borrower will preserve and maintain, and will cause each Subsidiary to preserve and maintain, its corporate existence; in addition, the Borrower will preserve and maintain, and will cause each Subsidiary to preserve and maintain, all its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary in the ordinary conduct of its business. The Borrower will conduct, and will cause each Subsidiary to conduct, its business in an orderly and efficient manner in accordance with good business practices.

         Section 7.3 Maintenance of Properties. The Borrower will maintain, keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition.

         Section 7.4 Taxes and Claims. The Borrower will pay or discharge, and will cause each Subsidiary to pay or discharge, at or before maturity or before becoming delinquent: (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property.

         Section 7.5 Insurance. The Borrower will maintain, and will cause each of the Subsidiaries to maintain, insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Borrower and the Subsidiaries operate, provided that in any event the Borrower will maintain, and cause each Subsidiary to maintain, workmen's compensation insurance, property insurance, comprehensive general liability insurance (with Lender named as additional insured), reasonably satisfactory to the Lender and naming the Lender as an additional assured. Each insurance policy covering Collateral shall name the Lender as additional assured and loss payee and shall provide that such policy will not be cancelled or reduced without 30 days' prior written notice to the Lender.

         Section 7.6 Inspection Rights. At any reasonable time and from time to time, the Borrower will permit, and will cause each Subsidiary to permit, representatives of the Lender to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants. The Borrower shall cooperate and cause each of its Subsidiaries to cooperate, with Lender's Commercial Finance Department, which shall perform an semi-annual asset audits, and the Borrower shall bear the cost and expense of such audits.

         Section 7.7 Keeping Books and Records. The Borrower will maintain, and will cause each Subsidiary to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP in all material respects shall be made of all dealings and transactions in relation to its business and activities.

         Section 7.8 Compliance with Laws. The Borrower will comply, and will cause each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator.

         Section 7.9 Compliance with Agreements. The Borrower will, and will cause each Subsidiary to, comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

         Section 7.10 Comply with Vessel Charters and Leases. The Borrower will, and will cause each Subsidiary to, pay all amounts owing under charters or leases of Vessels and leases of real Property where Collateral is stored and shall comply in all material respects with all of the terms and provisions thereof.

         Section 7.11 Vendors, Suppliers, Etc. The Borrower will, and will cause each Subsidiary to, pay all of its vendors, suppliers and other Persons that may assert a Lien on a Vessel or any Property of the Borrower and its Subsidiaries.

         Section 7.12 Further Assurances. The Borrower will, and cause each Subsidiary to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by the Lender to carry out the provisions and purposes of this Agreement and the other Loan Documents and to create, preserve, and perfect the Liens of the Lender in the Collateral.

         Section 7.13 ERISA. The Borrower will comply, and cause each Subsidiary to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give any liability thereunder.

         Section 7.14 Annual Collateral and Systems Review. At any reasonable time and from time to time, but not more than once during each six month period unless a Default then exists, in which case such reviews shall not be limited), the Borrower will permit, the Lender and its representatives, at the sole cost and expense of the Borrower, to conduct audits of the Borrower's and each Guarantor's accounts receivable and reviews of the Borrower's and each Guarantor's accounts receivable control systems, and in connection therewith, examine, copy, and make extracts from the Borrower's and each Guarantor's books and records, to visit and inspect their properties and facilities.

         Section 7.15 Lockbox. The Borrower will direct its, and will cause the Guarantors to direct their account debtors to send all payments on certain agreed accounts to the Lockbox, or if payment is to be made by wire transfer to such Person, then directed to the Lockbox Account. Borrower will deliver, and cause each of the Guarantors to deliver, to the Lender, at the Lender's request, copies of all letters and/or sales invoices from such Person to its account debtors directing that accounts be paid into such Lockbox and/or Lockbox Account.

                                  ARTICLE VIII

                               Negative Covenants

         The Borrower covenants and agrees that, as long the Obligations or any part thereof are outstanding or the Lender has any Commitment hereunder, the Borrower will perform and observe the following negative covenants, unless the Lender shall otherwise consent in writing:

         Section 8.1 Debt. The Borrower will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Debt (other than the Debt to the Lender), Guarantees or other liabilities or obligations without Lender's prior written approval, except
(1) open account trade debt incurred in the ordinary course of its business, (2) Debt, not to exceed $1,200,000 for purchase of a new computer and accounting system and to increase the Borrower's existing fleet of vibraseis energy sources, as currently contemplated on the date of this Agreement and disclosed to the Lender in writing prior to the date hereof, (3) other Debt that shall not exceed $750,000 in the aggregate and (4) the existing Debt described on Schedule
8.1 hereof.

         Section 8.2 Limitation on Liens. The Borrower will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except the following (collectively referred to as the "Permitted Liens"):

                  (a)      Liens disclosed on Schedule 8.2 hereto;

                  (b)      Liens in favor of the Lender;

                  (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of the Borrower to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                  (d) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

                  (e) Liens of mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business

                  (f) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, or contracts (other than for payment of Debt), or leases made in the ordinary course of business; and

                  (g) Liens securing on the purchase price of, or Capital Lease Obligations in respect of, equipment (other than Equipment), provided that (i) such Lien does not cover any other Property of the Borrower or any Subsidiary and (ii) the Debt secured by Lien is permitted under
         Section 8.1 of the Agreement.

         Section 8.3 Mergers, Etc. Without Lender's written consent, the Borrower will not, and will not permit any Subsidiary to, become a party to a merger or consolidation, or purchase or otherwise acquire all or any part of the assets of any Person or any shares or other evidence of beneficial ownership of any Person, other than in respect to the transaction described on Schedule 8.3 hereof, or wind-up, dissolve, or liquidate.

         Section 8.4 Restricted Payments. Except as provided in Schedule 8.4, the Borrower will not declare or pay any dividends or make any other payment or distribution (in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or permit any of their respective Subsidiaries to purchase or otherwise acquire any capital stock of the Borrower or another Subsidiary, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock.

         Section 8.5 Loans and Investments. Without Lender's written consent, which consent will not be unreasonably withheld, the Borrower will not make, and will not permit any Subsidiary to make, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase, or permit any Subsidiary to purchase, any stock, bonds, notes, debentures, or other securities of any Person, except:

                  (a) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition;

                  (b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition of any commercial bank operating in the United States having capital and surplus in excess of $50,000,000;

                  (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service, Inc.; and

                  (d) in the case of Geo, short-term investments of its revenues and funds in Mexican pesos in responsible Mexican institutions.

         Section 8.6 Limitation on Issuance of Capital Stock. Except for the matters referred to on Schedule 8.6 hereof, the Borrower will not, and will not permit any of its Subsidiaries to, at any time issue, sell, assign, or otherwise dispose of (a) any of its capital stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its capital stock, or
(c) any option, warrant, or other right to acquire any of its capital stock.

         Section 8.7 Transactions With Affiliates. The Borrower will not enter into, and will not permit any Subsidiaries to enter into, any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of the Borrower or such Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or such Subsidiary.

         Section 8.8 Disposition of Assets. The Borrower will not sell, lease, assign, transfer, or otherwise dispose of any of its assets, or permit any Subsidiary to do so with any of its assets, except (i) dispositions of inventory in the ordinary course of business and (ii) dispositions of obsolete equipment, not to exceed $300,000 in value in any year during the term hereof, provided, however, in no event shall Borrower sell, lease, assign, transfer, or dispose of
(i) any of its assets for less than fair value, or (ii) any Property purchased from the Manufacturer.

         Section 8.9 Sale and Leaseback. The Borrower will not enter into, and will not permit any Subsidiary to enter into, any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.

         Section 8.10 Prepayment of Debt. The Borrower will not prepay, and will not permit any Subsidiary to prepay, any Debt from and after the date hereof, except the Obligations.

         Section 8.11 Nature of Business. The Borrower will not, and will not permit any Subsidiary to, engage in any business other than, or unrelated to, the businesses in which it is engaged as of the date hereof.

         Section 8.12 Environmental Protection. The Borrower will not, and will not permit any of its Subsidiaries to, (a) use (or permit any tenant to use) any of its properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material, (b) generate any Hazardous Material, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material, or (d) otherwise conduct any activity or use any of their respective properties or assets in any manner that is likely to violate any Environmental Law or result in any Environmental Liabilities for which the Borrower or any of its Subsidiaries would be responsible and which would have a material adverse effect on the Borrower or any of its Subsidiaries or would result in civil or criminal liability to Lender.

         Section 8.13 Accounting. The Borrower will not, and will not permit any of its Subsidiaries to, change its fiscal year or make any change (a) in accounting treatment or reporting practices, except as required by GAAP and disclosed to the Lender, or (b) in tax reporting treatment, except as required by law and disclosed to the Lender.

                                   ARTICLE IX

                               Financial Covenants

         The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or the Lender has any Commitment hereunder, the Borrower will observe and perform the following financial covenants, unless the Lender shall otherwise consent in writing:

         Section 9.1 EBITDA Coverage Ratio. The Borrower will at all times maintain an EBITDA Coverage Ratio of at least 1.3 to 1.0. (Beginning April 1, 1997, the covenant shall be calculated on a rolling 12 month basis; the first test of this covenant shall be for the period ending September 30, 1996; and the September 30, 1996 test shall be calculated on an annualized basis using preceding six month EBITDA (with subsequent periods until April 1, 1997 being on an annualized based with each month after September 1996 included).

         Section 9.2 Consolidated Tangible Net Worth. The Borrower will at all times maintain Consolidated Tangible Net Worth in an amount at least $20,000,000 plus, on a cumulative basis beginning June 30, 1996, 50% of positive consolidated Net Income and 90% of the net proceeds of each equity offering.

         Section 9.3 Leverage Ratio. The Borrower will at all times maintain a Leverage Ratio of not greater than 1.3 to 1.0.

                                    ARTICLE X

                                     Default

         Section 10.1 Events of Default. Each of the following shall be deemed an "Event of Default":

                  (a) The Borrower shall fail to pay when due the Obligations or any part thereof.

                  (b) Any representation or warranty made by the Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

                  (c) The Borrower, any Subsidiary, or any Obligated Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement or any of the other Loan Documents.

                  (d) The Borrower, any Subsidiary, or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

                  (e) An involuntary proceeding shall be commenced against the Borrower, any Subsidiary, or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 60 days.

                  (f) The Borrower, any Subsidiary, or any Obligated Party shall fail to  discharge  within a period of 30 days  after the  commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of $50,000 against any of its assets or properties.

                  (g) A final judgment or judgments for the payment of money in excess of $50,000 in the aggregate shall be rendered by a court or courts against the Borrower, any Subsidiary, or any Obligated Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Borrower or the relevant Subsidiary or Obligated Party shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

                  (h) The Borrower, any Subsidiary or any Obligated Party shall fail to pay when due any principal of or interest on any Debt (other than the Obligations), or the maturity of any Debt shall have been accelerated or required to be prepaid prior to the stated maturity thereof, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

                  (i) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the Borrower, any Subsidiary, any Obligated Party or any of their respective shareholders, or the Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any lien or security interest created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and lien upon any of the Collateral purported to be covered thereby (except for Permitted Liens on the Collateral).

                  (j) Any of the following events shall occur or exist with respect to the Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of the Lender subject the Borrower to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed $25,000.

                  (k) The Borrower shall fail to have at least $1 of net operating income during any two consecutive quarters.

                  (l) The Borrower or any Obligated Party, or any of their properties, revenues, or assets, shall become subject to an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged within 30 days from the date of entry thereof.

         Section 10.2 Remedies Upon Default. If any Event of Default shall occur and be continuing, the Lender may without notice except as expressly provided herein declare the Obligations or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without further notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that upon the occurrence of an Event of Default under Section

10.1(d) or Section 10.1(e), and the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower. If any Event of Default shall occur and be continuing, the Lender may exercise all rights and remedies available to it in law or in equity, under the Loan Documents, or otherwise. Notwithstanding the provisions set forth above, if the Manufacturer is the sole cause of an Event of Default, the Borrower shall have 30 days after notice from the Lender in which to satisfy Lender by providing additional security or guaranties (satisfactory to Lender in its sole discretion) before the Lender exercises its remedies as a result of an Event of Default resulting from Default by the Manufacturer.

         Section 10.3 Performance by the Lender. If the Borrower shall fail to perform any covenant or agreement contained in any of the Loan Documents, the Lender may perform or attempt to perform such covenant or agreement on behalf of the Borrower. In such event, the Borrower shall, at the request of the Lender, promptly pay any amount expended by the Lender in connection with such performance or attempted performance to the Lender, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Lender shall not have any liability or responsibility for the performance of any obligation of the Borrower under this Agreement or any other Loan Document.

                                   ARTICLE XI

                                  Miscellaneous

         Section 11.1 Expenses. The Borrower hereby agrees to pay on demand: (a) all costs and expenses of the Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the fees and expenses of legal counsel for the Lender, (b) all costs and expenses of the Lender in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the fees and expenses of legal counsel for the Lender, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other costs and expenses incurred by the Lender in connection with this Agreement or any other Loan Document, including, without limitation, all costs, expenses, and other charges incurred in connection with obtaining any mortgagee title insurance policy, survey, audit, or appraisal in respect of the Collateral.

         SECTION 11.2 INDEMNIFICATION. THE BORROWER SHALL INDEMNIFY THE LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND

HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS BY ANY PERSON OTHER THAN THE LENDER, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER OR ANY SUBSIDIARY, OR (E) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON, BUT NOT IN RESPECT OF LENDER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         SECTION 11.3 LIMITATION OF LIABILITY. NEITHER THE LENDER NOR ANY AFFILIATE, OFFICER, DIRECTOR, EMPLOYEE, ATTORNEY, OR AGENT OF THE LENDER SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE BORROWER HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE ANY OF THEM UPON, ANY CLAIM FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES SUFFERED OR INCURRED BY THE BORROWER IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. THE BORROWER HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE THE LENDER OR ANY OF THE LENDER'S AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, OR AGENTS FOR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

         SECTION 11.4 LENDER NOT MANUFACTURER; DISCLAIMER. BORROWER UNDERSTANDS AND AGREES THAT THE LENDER IS NOT THE MANUFACTURER OF THE EQUIPMENT BEING PURCHASED BY BORROWER IN THE ACQUISITION. LENDER MAKES NO WARRANTIES OR REPRESENTATIONS TO BORROWER, EITHER EXPRESS OR IMPLIED, AS TO:

         (A)      THE  CONDITION,   DESIGN,   OPERATION,   FITNESS  FOR  USE  OR
                  MERCHANTABILITY OF THE EQUIPMENT;

         (B)      THE FITNESS OF THE  EQUIPMENT  FOR ANY  PARTICULAR  PURPOSE OF
                  BORROWER;

         (C)      THE VALUE OR WORTHINESS OF THE EQUIPMENT; OR

         (D) ANY OTHER MATTER WHATSOEVER, IT BEING EXPRESSLY AGREED BY THE PARTIES THAT ALL RISKS. RELATING TO OR ARISING FROM BORROWER'S USE AND OPERATION OF THE EQUIPMENT SHALL BE BORNE AND ASSUMED SOLELY BY BORROWER.

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LENDER SHALL NOT BE LIABLE FOR ANY DEFECTS, EITHER LATENT OR PATENT, IN THE EQUIPMENT NOR FOR ANY GENERAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY DAMAGES FOR DIMINUTION OF MARKET VALUE, LOSS OF USE OF THE EQUIPMENT, LOSS OF PROFITS OR FOR ANY INTERRUPTION IN BORROWER'S BUSINESS OCCASIONED BY ITS INABILITY TO USE THE EQUIPMENT FOR ANY REASON WHATSOEVER. LENDER SHALL NOT BE LIABLE FOR ANY DAMAGES CLAIMED BY BORROWER OR ANY OTHER PERSON OR ENTITY UPON THE THEORIES OF NEGLIGENCE OR STRICT LIABILITY IN TORT. IN NO EVENT SHALL ANY DEFECT IN, OR UNFITNESS OF, THE
EQUIPMENT RELIEVE BORROWER OF ITS OBLIGATION TO MAKE PAYMENTS REQUIRED UNDER THE NOTE, NOR RELIEVE BORROWER OF ANY OTHER OBLIGATION HEREUNDER.

         Section 11.5 No Defenses. The Borrower will not assert any defense, claim, counterclaim or charge against the Lender with respect to payment or performance of the Obligations because of a breach of warranty or representation of the Manufacturer, as the seller and the manufacturer of the equipment, the purchase of which is being financed by this Term Loan.

         Section 11.6 No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Lender shall have the right to act exclusively in the interest of the Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower or any of the Borrower's shareholders or any other Person.

         Section 11.7 Lender Not Fiduciary. The relationship between the Borrower and the Lender is solely that of debtor and creditor, and the Lender has no fiduciary or other special relationship with the Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and the Lender to be other than that of debtor and creditor.

         Section 11.8 No Waiver; Cumulative Remedies. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law

         Section 11.9 Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the Lender and the Borrower and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender.

         Section 11.10 Survival. All representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely upon them. Without prejudice to the survival of any other obligation of the Borrower hereunder, the obligations of the Borrower under Sections 11.1 and 11.2 shall survive repayment of the Notes.

         Section 11.11 ENTIRE AGREEMENT; AMENDMENT. THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement and the other Loan Documents to which the Borrower is a party may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 11.12 Maximum Interest Rate. No provision of this Agreement or any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the

Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Notes; and, if the principal of the Notes has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and the Lender shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, promote, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Notes so that interest for the entire term does not exceed the Maximum Rate.

         Section 11.13 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which the Borrower is a party shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the Lender pursuant to
Article II or III shall not be effective until received by the Lender.

         SECTION 11.14 GOVERNING LAW; VENUE; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS. ANY ACTION OR PROCEEDING AGAINST THE BORROWER UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. THE BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11.11. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE

RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY THE BORROWER AGAINST THE LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN HARRIS COUNTY, TEXAS.

         Section 11.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 11.16 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

         Section 11.17 Headings.  The headings,  captions, and arrangements used
in  this  Agreement  are  for   convenience   only  and  shall  not  affect  the
interpretation of this Agreement.

         Section 11.18 Non-Application of Chapter 15 of Texas Credit Code. The provisions of Chapter 15 of the Texas Credit Code (Vemon's Texas Civil Statutes,
Article 5069-15) are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

         Section 11.19 Participations. The Lender shall have the right at any time and from time to time to grant participations in the Revolving Credit Note, the Term Note and any other Loan Documents. Each actual or proposed participant shall be entitled to receive all information received by the Lender regarding the Borrower, including, without limitation, information required to be disclosed to a participant pursuant to Banking Circular 181 (Rev., August 2, 1984), issued by the Comptroller of the Currency (whether the actual or proposed participant is subject to the circular or not).

         Section 11.20 Construction. The Borrower and the Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Borrower and the Lender.

         Section 11.21 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

         SECTION 11.22 DTPA WAIVER, TO THE MAXIMUM EXTENT NOT PROHIBITED BY APPLICABLE LAW FROM TIME TO TIME IN EFFECT, THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY (AND AFTER THE BORROWER HAS CONSULTED WITH ITS OWN ATTORNEY) IRREVOCABLY AND UNCONDITIONALLY WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES -- CONSUMER PROTECTION ACT (TX.
BUS. & COMM. CODE, CH. 17, SS. 17.41-17.63).

         Section 11.23 Arbitration Program. The parties agree to be bound by the terms and conditions of the current Arbitration Program of First Interstate Bank of Texas, N.A., which is incorporated herein by reference herein and acknowledged as received by the parties, pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                     BORROWER:

                                     3-D GEOPHYSICAL, INC.


                                     By:____________________________________
                                              J.D. White, Secretary

                                     Address for Notices:
                                     7076 S. Alton Way
                                     Building H
                                     Englewood, Colorado  80112
                                     Fax No.:              (303) 290-0447
                                     Telephone No.:        (303) 741-3700
                                     Attention:            President

                                     LENDER:

                                     FIRST INTERSTATE BANK OF TEXAS, N.A.



                                     By:____________________________________
                                              Randy Wade, Banking Officer

                                     Address for Notices:
                                     1000 Louisiana
                                     Houston, Texas  77002
                                     Fax No.:               (713) 250-7031
                                     Telephone No.:        (713) 250-4833
                                     Attention:            Marc A. Dunmire

                                   APPENDIX A

                                   Definitions

         "Advance" means, as applicable, any of a Revolving Credit Advance or a Term Loan Advance.

         "Advance Request Form" means, as applicable, a Term Loan Advance Request Form and a Revolving Credit Advance Request Form.

         "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent or more of any class of voting stock of such Person; or (c) five percent or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall the Lender be deemed an Affiliate of the Borrower.

         "Applicable Rate" means the Prime Rate, as it varies, plus one percent.

         "Borrowing Base" means, at any time, an amount equal to 70% of Eligible Accounts (the value of any Eligible Accounts denominated in Pesos shall be the Lender's quoted exchange rate on the last day of the applicable month).

         "Borrowing Base Report" means a monthly report of the Borrowing Base in substantially the form of Exhibit "C" hereto.

         "Business Day" means any day on which commercial banks are not authorized or required to close in Houston, Texas.

         "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

         "Collateral" has the meaning specified in Section 5.1.

         "Debt" means as to any Person at any time (without duplication): (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business which are not past due by more than 120 days or which all being contested in good faith in an appropriate manner and by appropriate proceedings and against which such Person has provided adequate reserves and which do not result in a lien against Property of such Person, (d) all Capital Lease Obligations of such Person, (e) all Debt or other obligations Guaranteed by such Person, (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person, (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, and (h) all liabilities of such Person in respect of unfunded vested benefits under any Plan.

         "Debt Service" means, with respect to any period, the sum of all scheduled principal payments of long-term Debt of the Borrower (including, without limitation, the Term Loan) for such period plus all interest expense for such period.

         "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

         "Default Rate" means the lesser of (i) Maximum Rate or, (ii) the sum of the Prime Rate in effect from day to day plus five percent.

         "Dollars" and "$" mean lawful money of the United States of America.

         "EBITDA" means as to any Person, for any period, the sum of the Net Income for such period plus (a) interest expense plus (b) cash taxes paid plus
(c) amortization, depreciation and other non-cash charges to the extent deducted from Net Income in such period.

         "EBITDA Coverage Ratio" means, for any period, the ratio of EBITDA for such period minus cash taxes paid during such period to the sum of current maturities of long term Debt and interest expense for such period plus non-financed capital expenditures during such period.

         "Eligible Accounts" means, at any time, all accounts receivable of the Borrower or a Guarantor created in the ordinary course of business that are acceptable to the Lender in its sole discretion and satisfy the following conditions:

                  (a) The account complies with all applicable laws, rules, and regulations, including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z of the Board of Governors of the Federal Reserve System;

                  (b) The account has not been outstanding for more than 90 days past the original date of invoice;

                  (c) The account was created in connection with (i) the sale of goods by the Borrower or a Guarantor in the ordinary course of business and such sale has been consummated and such goods have been shipped and delivered and received by the account debtor, or (ii) the performance of services by the Borrower or a Guarantor in the ordinary course of business and such services have been completed and accepted by the account debtor (and not the result of progress billing);

                  (d) The account arises from an enforceable contract, the performance of which has been completed by the Borrower or a Guarantor;

                  (e) The account  does not arise from the sale of any good that
         is  on  a  bill-andhold,   guaranteed  sale,  sale-or-return,  sale  on
         approval, consignment, or any other repurchase or return basis;

                  (f) The Borrower or a Guarantor has good and indefeasible title to the account and the account is not subject to any Lien except Liens in favor of the Lender;

                  (g) The account does not arise out of a contract with or order from an account debtor that, by its terms, prohibits or makes void or unenforceable the grant of a security interest by the Borrower or a Guarantor to the Lender in and to such account;

                  (h) The account is not subject to any setoff, counterclaim, defense, dispute, recoupment, or adjustment other than normal discounts for prompt payment;

                  (i) The account debtor is not insolvent or the subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due, or suffered a receiver or trustee to be appointed for any of its assets or affairs;

                  (j) The account is not evidenced by chattel paper or an instrument;

                  (k) No default exists under the account by any party thereto;

                  (1) The account debtor has not returned or refused to retain, or otherwise notified the Borrower or a Guarantor of any dispute concerning, or claimed nonconformity of, any of the goods from the sale of which the account arose;

                  (m) The account is not owed by an Affiliate of the Borrower or a Guarantor;

                  (n) The account is payable in Dollars by the account debtor (or in the case of Petroleos Mexicanos, Mexican pesos);

                  (o) The account shall be ineligible if the account debtor is domiciled in any country other than the United States of America unless the payment of such account is ensured by FCIA insurance;

                  (p)      Any "pass through" payments to third Persons;

                  (q) The account shall be ineligible if more than 25 percent of the aggregate balances then outstanding on accounts owed by such account debtor and its Affiliates to the Borrower are more than 90 days past due from the dates of their original invoices;

                  (r) The account shall be ineligible if more than 15% (25% in the case of major energy companies approved by the Lender, in its sole discretion, in writing) of the aggregate balance then outstanding for all accounts is owed by the same account debtor or any Affiliate thereof; and

                  (s) The account shall be ineligible if the account debtor is the United States of America or any department, agency, or instrumentality thereof, and the Federal Assignment of Claims Act of 1940, as amended, shall not have been complied with.

         The amount of the Eligible Accounts owed by an account debtor to the Borrower shall be reduced by the amount of all "contra accounts" and other obligations owed by the Borrower to such account debtor.

         "Environmental Laws" means any and all federal, state, and local laws, regulations, and requirements pertaining to health, safety, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss. 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss. 6901 et seq., the Occupational Safety and Health Act, 29 U.S.C. ss. 651 et seq., the Clean Air Act, 42 U.S.C. ss. 7401 et seq., the Clean Water Act, 33 U.S.C. ss. 1251 et seq., and the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq., as such laws, regulations, and requirements may be amended or supplemented from time to time.

         "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses, (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment, resulting from the past, present, or future operations of such Person or its Affiliates.

         "Equipment" means the Property manufactured or distributed, or both, by the Manufacturer, which Property includes seismic data acquisition systems, recording boxes, central processing units, cables and geophones.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

         "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

         "Event of Default"  has the meaning specified in Section 10.1.

         "Excess Cash Flow" means as to any Person, for any calendar quarter, the net increase in cash reflected in the Borrower's Form 10-Q for such quarter less (a) any increase attributable to Debt permitted under the Agreement, (b) any increase resulting from Revolving Loan Advances, (c) 35% of any increase resulting from Geo's operations or the international operations of other foreign Subsidiaries, and (d) increases in cash that are Reserves (as such term is used in the Lockbox Agreement).

         "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

         "Geo" means Geoevaluaciones S.A. de C.V.

         "Governmental Authority" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other liability or obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Guarantors" means collectively Paragon Geophysical, Inc., Northern Geophysical of America, Inc. and Geo.

         "Guaranty" means collectively the guaranties of the Guarantors in favor of the Lender, each in form and substance acceptable to the Lender, as the same may be amended, supplemented, or modified from time to time.

         "Hazardous Material" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

         "Leverage Ratio" means, for any period, the ratio of total liabilities (determined according to GAAP) to Tangible Net Worth.

         "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

         "Loan Documents" means this Agreement, the Note, Security Agreements, Guaranties, the Remarketing and Support Guaranty, Lockbox Agreements,
assignments, guaranties, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

         "Lockbox" means the post office box or boxes from time to time used by the Lender or a third Person acting as Lender's agent as a lockbox and to which the Borrower or one or more Guarantors, or both, shall direct all payments and monies due from any source.

         "Lockbox Account" means one or more segregated deposit accounts established in the name of Lender, maintained with Lender or a third Person acting as Lender's agent and into which certain of Borrower's and the Guarantors' receivables will be deposited pursuant to the Lockbox Agreement.

         "Lockbox Agreement" means the lockbox agreements among Borrower, the Guarantors, certain others and Lender or a third Person acting as Lender's agent, in the form acceptable to all parties, as the same may be amended, supplemented or be otherwise modified.

         "Manufacturer" means Input/Output, Inc., a Delaware corporation.

         "Material Adverse Effect" shall mean any material and adverse effect on
(i) the assets, liabilities, financial condition, business, operations, affairs, or circumstances of a Person or one of its Subsidiaries individually or of such Person and its Subsidiaries on a consolidated basis from those reflected in the latest financial statements delivered to the Lender prior to the date hereof or from the facts represented or warranted in this Agreement, or any of the other Loan Documents or (ii) the ability of an Obligated Party or any of its Subsidiaries individually or of such Person and its Subsidiaries on a consolidated basis to carry out its business as of the date of this Agreement or as proposed at the date of this Agreement to be conducted or meet its obligations under the Notes, this Agreement, or any of the other Loan Documents on a timely basis.

         "Maximum Rate" means, at any time, the maximum rate of interest under applicable law that the Lender may charge the Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the indicated rate ceiling described in, and computed in accordance with, Article 5069-1.04, Vernon's Texas Civil Statutes.

         "Monthly Payment Date" means the last day of each calendar month of each year, the first of which shall be June 30, 1996.

         "Multiemployer  Plan"  means a  multiemployer  plan  defined as such in
Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

         "Net Income" means, for any period, a Person's consolidated net income (or loss) after income and franchise taxes determined in conformity with GAAP, but excluding: (a) the income of any other Person (other than the Subsidiaries) in which such Person or any of its Subsidiaries has an ownership interest, unless and except to the extent received by such Person or its Subsidiaries in a cash distribution; and (b) to the extent not included in clause (a) above, any after tax extraordinary noncash gains or extraordinary noncash losses.

         "Notes" means the Revolving Credit Note and the Term Note and all extensions, renewals and modifications thereof.

         "Obligated Party" means each Guarantor and any other Person who is or becomes party to any agreement that guarantees or secures payment and performance of Obligations or any part thereof and, in the case of clauses (b),
(c), (d) and (e) of Section 10.1 of the Agreement.

         "Obligations" means all obligations, indebtedness, and liabilities of the Borrower to the Lender, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligations, indebtedness, and liabilities of the Borrower or the Guarantors, or both, under this Agreement and the other Loan Documents, and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

         "Operating Lease" means any lease (other than a lease constituting a Capital Lease Obligation) of real or personal property.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

         "Permitted Lien" has the meaning specified in Section 8.2 hereof.

         "Person"   means   any   individual,   corporation,   business   trust,
association, company, partnership, joint venture, Governmental Authority, or other entity.

         "Plan" means any employee benefit or other plan established or maintained by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

         "Prime Rate" means, at any time, the rate of interest per annum then most recently established by the Lender as its prime rate, which rate may not be the lowest rate of interest charged by the Lender to its borrowers. Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect without notice to the Borrower at the time of such change in the Prime Rate.

         "Principal Office" means the principal office of the Lender, presently located at 1000 Louisiana, Houston, Texas.

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

         "Quarterly Payment Date" means the last day of each May, August, November and February of each year, the first of which shall be November 30, 1996.

         "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or property.

         "Remarketing and Support Agreement" means an agreement from the Manufacturer of a portion of the Term Note, in form and substance acceptable to the Lender, as the same may be amended, modified or supplemented from time to time.

         "Remedial Action" means all actions required to (a) clean up, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

         "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

         "Representations and Warranties Certificate" shall mean a certificate in form and substance satisfactory to the Lender.

         "Revolving Credit Advance" means an advance of funds by the Lender to the Borrower pursuant to Article II; "Revolving Credit Advances" means all advances of funds by the Lender to the Borrower pursuant to Article II.

         "Revolving Credit Advance Request Form" means a certificate, in the form satisfactory to the Lender in its sole discretion, properly completed and signed by the Borrower requesting a Revolving Credit Advance.

         "Revolving Credit Commitment" means the obligation of Lender to make the Revolving Credit Loan to Borrower in multiple advances in the aggregate principal amount of $3,000,000.

         "Revolving Credit Loan" the revolving credit loan described in the Recitals hereto and made or to be made to Borrower pursuant to Article II.

         "Revolving Credit Note" means the promissory note of Borrower payable to the order of Lender in substantially the form of Exhibit "A" attached hereto, and all extensions, renewals and modifications thereof.

         "Revolving Credit Loan Termination Date" means 11:00 a.m., Houston, Texas time on May 29, 1997, or such earlier date on which the Term Loan Commitment terminates as provided in this Agreement.

         "RICO" means the Racketeer Influenced and Corrupt Organization Act of 1970, as amended from time to time.

         "Security Agreement" means a security agreement or other Lien agreement (including in the case of Geo, appropriate documentation under the laws of the Republic of Mexico) in favor of the Lender in form and substance satisfactory to Lender, as the same may be amended, supplemented, or modified.

         "Subordinated Debt" means indebtedness of a Person that by the express terms of the instrument creating the same, or by the terms of a separate subordination agreement, is validly and effectively made subordinate and subject in right of payment, to whatever extent Lender may require, to payment of the Obligations, the form and substance of such instrument or agreement, as the case may be, to be satisfactory to Lender.

         "Subsidiary" means any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by Borrower or one or more of the Subsidiaries or by Borrower and one or more of the Subsidiaries.

         "Tangible Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of the Borrower; provided, there shall be included therein Subordinated Debt of the Borrower, and provided further, there shall be excluded therefrom: (a) any amount at which shares of capital stock of the Borrower appear as an asset on the Borrower's balance sheet, (b) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto, (c)
patents, trademarks, trade names, and copyrights, (d) deferred expenses, (e) loans and advances to any stockholder, director, officer, or employee of the Borrower or any Affiliate of the Borrower, and (f) all other assets which are properly classified as intangible assets with the exception of capitalized non-exclusive seismic data costs, and (g) cumulative foreign currency transaction adjustment (plus or minus) resulting from the operations of Geo.

         "Term Loan" means the term loan described in the Recitals hereto and made or to be made to Borrower pursuant to Article III.

         "Term Loan Advance" means an advance of funds by the Lender to the Borrower pursuant to Article III; "Term Loan Advances" means all advances of funds by the Lender to the Borrower pursuant to Article III.

         "Term Loan Commitment"  means the obligation of Lender to make the Loan
to  Borrower  in  multiple  advances  in  the  aggregate   principal  amount  of
$15,000,000.

         "Term Loan Advance Request Form" means a certificate, in the form satisfactory to the Agent in its sole discretion, properly completed and signed by the Borrowers requesting a Term Loan Advance.

         "Term Note" means the promissory note of Borrower payable to the order of Lender in substantially the form of Exhibit "B" attached hereto, and all extensions, renewals and modifications thereof.

         "Term Loan Maturity Date" means 11:00 a.m., Houston, Texas time on the date that is three years after the earlier of (a) last Term Loan Advance or (b) the Term Loan Termination Date, or such earlier date and time on which the Term Note matures as provided in this Agreement.

         "Term Loan Termination Date" means 11:00 a.m., Houston, Texas time on March 31, 1997 or such earlier date on which the Term Loan Commitment terminates as provided in this Agreement.

         "Total Liabilities" means total liabilities (as such term is used under GAAP) of a Person less Subordinated Debt.

         "UCC" means the Uniform Commercial Code as in effect in the State of Texas.

         "Vessel" has the meaning assigned to it in the Security Agreements.

Schedules 8.1 and 8.2 (also called Schedule 1)

                                  Schedule 8.3

         The Borrower is currently reviewing a potential acquisition of another seismic contractor. As consideration for this acquisition, the Borrower intends to issue up to 600,000 shares of common stock, or its equivalents, and assume up to $2.0 million in debt.

                                  Schedule 8.4

                              Restricted Agreements

A. The Borrower has $1.0 million debt plus 8% interest payable to the former owners of its Mexican subsidiary. Payments are due on semi-annually for the next two years. See "Certain Transactions" section of Borrower's Prospectus dated February 6, 1996.

B. The Borrower has $1.0 million of restricted cash on its balance sheet statement, which is offset by a long-term liability of $1.0 million. This $1.0 million is payable to the former shareholders of the Borrower's Mexican subsidiary after two years and will be offset by any undisclosed liabilities including payments related to a disagreement with Capilano International, Inc. See "Certain Transactions" and "Business-Legal Proceedings" sections of Borrower's Prospectus dated February 6, 1996.

Schedule 8.6
Permitted Issuances of Capital Stock



                   3-D Geophysical, Inc. Stock Option Summary



                                                Qualified      Non-Qualified

Options Authorized                              725,000                N/A

Options Issued at May 1, 1995                   639,502            225,000

Options Pending Issuance                         12,000                -0-
                                                -------            -------

Options Remaining Available for Distribution     73,498                N/A



Note: The company is currently contemplating a transaction that may involve the issuance of up to 600,000 shares of stock.

                                   EXHIBIT "A"

                              REVOLVING CREDIT NOTE
                              ---------------------

$3,000,000.00                     Houston, Texas                    May 29, 1996


         FOR VALUE RECEIVED, the undersigned, 3-D GEOPHYSICAL, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of FIRST INTERSTATE BANK OF TEXAS, N.A., a national banking association ("Payee"), at its offices at 1000 Louisiana, Houston, Harris County, Texas, in lawful money of the United States of America, the principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining. This Note shall be due and payable as follows:

               (a)      Accrued  and  unpaid  interest  on this  Note  shall  be
                        payable  on  each  Monthly   Payment  Date  and  on  the
                        Revolving Credit Termination Date; and

               (b) A final installment in the amount of the entire unpaid principal balance hereof, plus all accrued and unpaid interest hereon, shall be due and payable on the Revolving Credit Termination Date.

     This Revolving Credit Note provided for in that certain Loan Agreement of even date herewith between Maker and Payee (such Loan Agreement as the same may be amended, supplemented or otherwise modified from time to time is hereinafter referred to as the "Agreement"). Capitalized terms not otherwise defined herein shall have the same meanings except forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Revolving Credit Note, including, without limitation, provisions regarding the limitation of interest charged hereunder, the Collateral securing this Revolving Credit Note, optional and mandatory prepayments, Defaults and Payee's rights arising as a result of the occurrence thereof.

     Subject to the terms of the Agreement, the outstanding principal balance hereof shall bear interest prior to maturity at a varying rate (which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate, each such change in the rate of interest charged hereunder to become effective without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate thereby causing the interest rate hereon to be limited to the Maximum Rate, than any subsequent reduction in the Applicable Rate will not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the rate specified in clause (b) preceding had at all times been in effect. Past due principal and interest shall bear interest at the Default Rate.

         Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 365 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

         If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses, and fees incurred by the holder, including reasonable attorneys' fees.

         This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Note is performable in Harris County, Texas.

         Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.


                                       3-D GEOPHYSICAL, INC.



                                       By:___________________________________
                                                J.D. White, Secretary

                                   EXHIBIT "B"

                                    TERM NOTE

$15,000,000.00                     Houston, Texas                   May 29, 1996


         FOR VALUE RECEIVED, the undersigned, 3-D GEOPHYSICAL, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of FIRST INTERSTATE BANK OF TEXAS, N.A., a national banking association ("Payee"), at its offices at 1000 Louisiana, Houston, Harris County, Texas, in lawful money of the United States of America, the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining as herein specified. This Note shall be due and payable as follows:

                  (a) On even date herewith, $12,051,311.20 is being advanced by the Payee to the Maker (the "Initial Advance"). Principal and interest on the Initial Advance will be repaid as follows:

                           (i) Interest only will be paid on the Initial Advance
                  on June 30, 1996 and on July 31, 1996.

                           (ii)  Thereafter,   principal  and  interest  on  the
                  Initial Advance is due and payable in 36 installments, the first 35 of which being in the principal amount of $334,758.64 (or such lesser amount as may then be outstanding) plus accrued interest each, and the final installment being in the amount of the balance of principal and interest then due thereon. The first such installment of principal and interest is due and payable on August 31, 1996, and the remaining installments are due and payable in consecutive order on the last day of each and every succeeding calendar month thereafter until all sums called for hereunder applicable to the Initial Advance have been paid in full, with maturity of the final installment of the Initial Advance being July 31, 1999.

                  (b) All or part of the remaining principal to be advanced hereunder shall be advanced only in accordance with the terms and provisions of the Agreement (as hereinafter defined), all of which must be done in a single advance prior to March 31, 1997 (the "Second Advance"). The Second Advance shall be repayable in 36 substantially equal monthly installments of principal, plus accrued interest each, commencing after the Second Advance on the same day of the calendar month that the next installment of the Initial Advance is due (and if Initial Advance has been paid in full, then on the last day of the month in which the Second Advance is made), and the remaining installments are due and payable in consecutive order on the same day of each and every calendar month thereafter unless there is no numerically corresponding day of the month (in which case payment shall be made on the last day of the month), with the first 35 installments being in the amount of the Second Advance divided by 36, plus accrued interest each, with the final installment in the amount of the unpaid principal balance then owing hereunder applicable to the Second Advance being payable on or before the same day of the month, 35 months subsequent to the date on which the first installment payment is due for the Second Advance.

                  (c) In addition to the aforesaid installments, Maker shall make Excess Cash Flow payments toward payment of this Note as required by the Agreement, which payments shall be applied to the payment of installments of principal in the inverse order of maturity.

     This is the Term Note provided for in that certain Loan Agreement dated of even date herewith between Maker and Payee (such Loan Agreement as the same may be amended, supplemented or otherwise modified from time to time is hereinafter referred to as the "Agreement"). Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Note, including, without limitation, provisions regarding the limitation of interest charged hereunder, the Collateral securing this Term Note, optional and mandatory prepayments, Defaults and Payee's rights arising as a result of the occurrence thereof.

     Subject to the terms of the Agreement, the outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Prime Rate of Payee in effect from day to day plus one percent, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Prime Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Prime Rate will not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the rate specified in clause (b) preceding had at all times been in effect. All past due principal and interest shall bear interest at the Default Rate.

     Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 365 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

         If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all collection costs and fees incurred by the holder, including reasonable attorneys' fees.

     This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This
Note is performable in Harris County, Texas.

         Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.



                                       3-D GEOPHYSICAL, INC.



                                       By:___________________________________
                                                J.D. White, Secretary

                                   EXHIBIT "C"

                              BORROWING BASE REPORT


TO:      FIRST INTERSTATE BANK OF TEXAS, N.A.
         1000 Louisiana
         Houston, Texas 77002
         Attention: Randy Wade

Gentlemen:

         This Borrowing Base Report for the month ending ____________, 19__, is executed and delivered by 3-D INTERNATIONAL (the "Borrower") to FIRST INTERSTATE BANK OF TEXAS, N.A. ("Lender") under that certain Loan Agreement (the "Loan Agreement") dated May 29, 1996, between the Borrower and the Lender. All terms used herein shall have the meanings assigned to them in the Loan Agreement.

         The Borrower represents and warrants to the Lender that all information contained herein is true, correct, and complete, and that the total Eligible Accounts referred to below represent the Eligible Accounts that qualify for purposes of determining the Borrowing Base under the Loan Agreement. The Borrower further represents and warrants to the Lender that attached hereto as
Schedule 1 is a list of the Eligible Accounts for the month ending ____________, 19__, showing all Eligible Accounts aged in 30-day intervals.

================================================================================
           ACCOUNTS RECEIVABLE OF THE BORROWER AND GUARANTORS:
- --------------------------------------------------------------------------------
a.       Gross  Accounts  Receivable  -- ending  balance for          $
         period ended  _________________, 19_____
- --------------------------------------------------------------------------------
b.       Less:  Ineligible Accounts  (determined pursuant to          $
         the  definition of  Eligible  Accounts in the Loan
         Agreement, without duplication)
- --------------------------------------------------------------------------------
              Accounts not complying with applicable law              $
- --------------------------------------------------------------------------------
              Accounts  outstanding  for  more  than 90 days          $
              past the original due date
- --------------------------------------------------------------------------------
              More than 25% of the  balance of such  portion          $
              of the account  has been outstanding for more
              than 90 days past the original date of invoice
- --------------------------------------------------------------------------------
              Accounts   created  outside  of  the  ordinary
              course of business                                      $
- --------------------------------------------------------------------------------
              Accounts  from   unenforceable   contracts  or          $
              contracts   not  fully    completed   by  the
              Borrowers or the Guarantors

- --------------------------------------------------------------------------------
              Accounts   from   sales   on    bill-and-hold,          $
              guaranteed  sale,   sale-and-return,   or
              similar basis
- --------------------------------------------------------------------------------
              Accounts  subject  to a Lien  other than Liens          $
              held by the Lender
- --------------------------------------------------------------------------------
              Accounts   as  to  which  a  Borrower  or  the          $
              Guarantors   does   not     have   good   and
              indefeasible title

- --------------------------------------------------------------------------------
              Accounts  in which the Lender  does not have a          $
              perfected first  priority Lien
- --------------------------------------------------------------------------------
              Accounts subject to anti-assignment provisions          $
- --------------------------------------------------------------------------------
              Accounts subject to set-off, dispute, etc.              $
- --------------------------------------------------------------------------------
              Accounts  owed by account  debtors  subject to          $
              bankruptcy,   insolvency,   receivership,   or
              liquidation proceedings
- --------------------------------------------------------------------------------
              Accounts   evidenced   by  chattel   paper  or          $
              instruments
- --------------------------------------------------------------------------------
              Accounts  subject  to a  default  by any party          $
              thereto
- --------------------------------------------------------------------------------
              Accounts owed by Affiliates of the Borrower or          $
              a Guarantor
- --------------------------------------------------------------------------------
              Accounts  not  payable in  Dollars  (excluding          $
              Petroleos Mexicanos accounts insured by FCIA)
- --------------------------------------------------------------------------------
              Accounts owed by foreign account debtors - not          $
              insured by FCIA
- --------------------------------------------------------------------------------
              Such  portion of  accounts  representing  more          $
              than 10 percent of the aggregate amount of all
              accounts receivable
- --------------------------------------------------------------------------------
              Accounts  owed by the United States of America          $
              or any agency  thereof  for which the  Federal
              Assignment  of Claims Act of 1940, as amended,
              has not been complied with
- --------------------------------------------------------------------------------
              Contra accounts owed to the account debtor              $
- --------------------------------------------------------------------------------
c.       Total Ineligible Accounts                                    $
- --------------------------------------------------------------------------------
d.       Total Eligible Accounts                                      $
- --------------------------------------------------------------------------------
BORROWING BASE:
- --------------------------------------------------------------------------------
e.       70% of line d ("Borrowing Base")                             $
- --------------------------------------------------------------------------------
f.       Outstanding  Principal  Amount  of  Advances  under          $
         Revolving $ Credit Commitment

- --------------------------------------------------------------------------------
g.       Available  Credit Amount [(the lesser of the amount          $
         of the $  Revolving  Credit  Commitment  or line d)
         minus line f]
================================================================================

         The Borrower further represents and warrants to the Lender that the representations and warranties contained in the Agreement are true and correct on and as of the date of this Borrowing Base Report as if made on and as of the date hereof, and that no Default has occurred and is continuing.

Date: ______________________, 19__


                                            BORROWER:

                                            3-D INTERNATIONAL, INC.


                                            By:_________________________________
                                                        Authorized Officer

                                TABLE OF CONTENTS

                                                                            PAGE

R E C I T A L S.............................................................  1

ARTICLE I         Definitions...............................................  1
         Section 1.1       Definitions......................................  1
         Section 1.2       Other Definitional Provisions....................  1

ARTICLE II        Revolving Credit Loan.....................................  2
         Section 2.1       Revolving Credit Commitment......................  2
         Section 2.2       Revolving Credit Note............................  2
         Section 2.3       Repayment of Revolving Credit Loan...............  2
         Section 2.4       Interest.........................................  2
         Section 2.5       Borrowing Procedure..............................  2
         Section 2.6       Use of Proceeds..................................  3
         Section 2.7       Borrowing Base; Mandatory Prepayments............  3
         Section 2.8       Revolving Credit Commitment Fee..................  3
         Section 2.9       Reduction or Termination of Revolving
                           Credit Commitment................................  3

ARTICLE III       Term Loan.................................................  3
         Section 3.1       Term Loan Commitment.............................  3
         Section 3.2       The Term Note....................................  4
         Section 3.3       Repayment of Term Loan...........................  4
         Section  3.4      Interest.........................................  4
         Section 3.5       Borrowing Procedure, Etc.........................  4
         Section 3.6       Facility Fee.....................................  4
         Section 3.7       Use of Proceeds..................................  4
         Section 3.8       Mandatory Prepayment.............................  4
         Section 3.9       Voluntary Prepayment and Repayment...............  5

ARTICLE IV    Payments......................................................  5
         Section 4.1       Method of Payment................................  5
         Section 4.2       Computation of Interest..........................  5
         Section 4.3       Interest at Default Rate.........................  5
         Section 4.4       Capital Adequacy.................................  5
         Section 4.5       Annual Agent Fee.................................  6

ARTICLE V         Security..................................................  6
         Section 5.1       Collateral.......................................  6
         Section 5.2       Guaranties.......................................  7
         Section 5.3       Additional Support...............................  7
         Section 5.4       Setoff...........................................  7

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE




ARTICLE VI    Conditions Precedent..........................................  7
         Section 6.1       Initial Term Loan Advance........................  7
         Section 6.2       Initial Revolving Credit Advance................. 10
         Section 6.3       Conditions to All Advances....................... 11

ARTICLE VII    Positive Covenants........................................... 11
         Section 7.1       Reporting Requirements........................... 11
         Section 7.2       Maintenance of Existence; Conduct of Business.... 14
         Section 7.3       Maintenance of Properties........................ 14
         Section 7.4       Taxes and Claims................................. 14
         Section 7.5       Insurance........................................ 14
         Section 7.6       Inspection Rights................................ 14
         Section 7.7       Keeping Books and Records........................ 15
         Section 7.8       Compliance with Laws............................. 15
         Section 7.9       Compliance with Agreements....................... 15
         Section 7.10      Comply with Vessel Charters and Leases........... 15
         Section 7.11      Vendors, Suppliers, Etc.......................... 15
         Section 7.12      Further Assurances............................... 15
         Section 7.13      ERISA............................................ 15
         Section 7.14      Annual Collateral and Systems Review............. 15
         Section 7.15      Lockbox.......................................... 16

ARTICLE VIII    Negative Covenants.......................................... 16
         Section 8.1       Debt............................................. 16
         Section 8.2       Limitation on Liens.............................. 16
         Section 8.3       Mergers, Etc..................................... 17
         Section 8.4       Restricted Payments.............................. 17
         Section 8.5       Loans and Investments............................ 17
         Section 8.6       Limitation on Issuance of Capital Stock.......... 18
         Section 8.7       Transactions With Affiliates..................... 18
         Section 8.8       Disposition of Assets............................ 18
         Section 8.9       Sale and Leaseback............................... 18
         Section 8.10      Prepayment of Debt............................... 18
         Section 8.11      Nature of Business............................... 18
         Section 8.12      Environmental Protection......................... 18
         Section 8.13      Accounting....................................... 19

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE



ARTICLE IX     Financial Covenants.......................................... 19
         Section 9.1       EBITDA Coverage Ratio............................ 19
         Section 9.2       Consolidated Tangible Net Worth.................. 19
         Section 9.3       Leverage Ratio................................... 19

ARTICLE X         Default................................................... 19
         Section 10.1      Events of Default................................ 19
         Section 10.2      Remedies Upon Default............................ 21
         Section 10.3      Performance by the Lender........................ 22

ARTICLE XI   Miscellaneous.................................................. 22
         Section 11.1  Expenses............................................. 22
         Section 11.2  Indemnification...................................... 22
         Section 11.3  Limitation of Liability.............................. 23
         Section 11.4  Lender Not Manufacturer; Disclaimer.................. 24
         Section 11.5  No Defenses.......................................... 24
         Section 11.6  No Duty.............................................. 24
         Section 11.7  Lender Not Fiduciary................................. 25
         Section 11.8  No Waiver; Cumulative Remedies....................... 25
         Section 11.9  Successors and Assigns............................... 25
         Section 11.10  Survival............................................ 25
         Section 11.11  Entire Agreement; Amendment......................... 25
         Section 11.12  Maximum Interest Rate............................... 25
         Section 11.13  Notices............................................. 26
         Section 11.14  Governing Law; Venue; Service of Process............ 26
         Section 11.15  Counterparts........................................ 27
         Section 11.16  Severability........................................ 27
         Section 11.17  Headings............................................ 27
         Section 11.18  Non-Application of Chapter 15 of Texas
                        Credit Code......................................... 27
         Section 11.19  Participations...................................... 27
         Section 11.20  Construction........................................ 27
         Section 11.21  Independence of Covenants........................... 27
         Section 11.22  DTPA Waiver......................................... 28
         Section 11.23  Arbitration Program................................. 28